UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 13, 2009
Apollo Group, Inc.
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4025 S. Riverpoint Parkway, Phoenix, Arizona	85040

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
     This Amendment No. 1 is being filed to amend the Current Report on Form 8-K (the “Initial 8-K”) filed with the Securities and Exchange Commission on July 30, 2009, by Apollo Group, Inc. (“Apollo Group”), to include the financial information referred to in Item 9.01(a) and (b) below relating to the acquisition of the entire issued and to be issued ordinary share capital of BPP Holdings plc (“BPP”) by Apollo UK Acquisition Company Limited on July 30, 2009. Apollo Group hereby amends Item 9.01 of the Initial 8-K to read as follows:
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
     The following financial statements of BPP are furnished as Exhibit 99.3 hereto and incorporated by reference herein:
(1)	Audited consolidated balance sheet of BPP as of December 31, 2008 and the related consolidated income statement, consolidated statement of recognised income and expense, and consolidated cash flow statement, for the fiscal year ended December 31, 2008, and the independent auditors’ report related thereto.
(b) Pro Forma Financial Information.
     The following pro forma financial statements and related notes are furnished as Exhibit 99.4 hereto and incorporated by reference herein:
(1)	Unaudited pro forma condensed combined balance sheet as of May 31, 2009.

(2)	Unaudited pro forma condensed combined statement of income for the fiscal year ended August 31, 2008.

(3)	Unaudited pro forma condensed combined statement of income for the nine months ended May 31, 2009.

(4)	Notes to unaudited pro forma condensed combined financial statements.
(d) Exhibits.
The following exhibits are provided herewith:

Exhibit Number	Description
23.1	Consent of Independent Auditors.

99.1	Text of press release issued by BPP Holdings plc, dated July 30, 2009.*

99.2	Text of press release issued by Apollo Group, Inc., dated July 30, 2009.*

99.3
Audited consolidated balance sheet of BPP as of December 31, 2008 and the related consolidated income statement, consolidated statement of recognised income and expense, and consolidated cash flow statement, for the fiscal year ended December 31, 2008, and the independent auditors’ report related thereto.

99.4	Unaudited pro forma condensed combined financial information.
*previously filed

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.
October 13, 2009	By:	/s/ Brian L. Swartz
		Name:	Brian L. Swartz
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
23.1	Consent of Independent Auditors.

99.1	Text of press release issued by BPP Holdings plc, dated July 30, 2009.*

99.2	Text of press release issued by Apollo Group, Inc., dated July 30, 2009.*

99.3
Audited consolidated balance sheet of BPP as of December 31, 2008 and the related consolidated income statement, consolidated statement of recognised income and expense, and consolidated cash flow statement, for the fiscal year ended December 31, 2008, and the independent auditors’ report related thereto.

99.4	Unaudited pro forma condensed combined financial information.
*previously filed

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